American Beacon Bridgeway Large Cap Growth Fund

SUMMARY PROSPECTUS October 28, 2016 (as supplemented April 7, 2017)

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus dated October 28, 2016 as supplemented April 7, 2017 and the statement of additional information dated October 28, 2016, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at www. americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Share Class | A: BLYAX | C: BLYCX | Y: BLYYX | Institutional: BRLGX | Investor: BLYPX

Investment Objective

The Fund seeks long-term total return on capital, primarily through capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 10 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 24 of the statement of additional information ("SAI").  With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers".

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	Institutional	Investor
Management Fees[2]	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses[3]	0.39%	0.39%	0.34%	0.24%	0.61%
Acquired Fund Fees and Expenses[3]	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[4]	1.40%	2.15%	1.10%	1.00%	1.37%
Fee Waiver and/or expense reimbursement[5]	(0.18%)	(0.18%)	(0.18%)	(0.18%)	(0.17%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.22%	1.97%	0.92%	0.82%	1.20%

1 A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

2 The portion of the management fee previously attributable to investment advisory services was 0.45% and the portion of the management fee previously attributable to administrative services was 0.30%.

3 Other Expenses and Acquired Fund Fees and Expenses are based on estimated expenses for the current fiscal year.

4 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

5 The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's A Class, C Class, Y Class, Institutional Class and Investor Class shares, as applicable, through December 31, 2017 to the extent that Total Annual Fund Operating Expenses exceed 1.21% for the A Class, 1.96% for the C Class, 0.91% for the Y Class, 0.81% for the Institutional Class and 1.19% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that it reflects the expense limitation arrangement through December 31, 2017. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$692	$959	$1,264	$2,129
C	$300	$637	$1,120	$2,453
Y	$94	$313	$570	$1,307
Institutional	$84	$282	$517	$1,193
Investor	$122	$399	$716	$1,615

Assuming no redemption of shares:

BLCG4717	American Beacon Bridgeway Large Cap Growth - Summary Prospectus	1

Share Class	1 Year	3 Years	5 Years	10 Years
C	$200	$637	$1,120	$2,453

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or ‘‘turns over'' its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. For the fiscal year ended June 30, 2016 the combined portfolio turnover rate for the Fund and its predecessor was 100% of the average value of the Fund's portfolio.

Principal Investment Strategies

The Fund invests in a diversified portfolio of large capitalization companies that are listed on the New York Stock Exchange, NYSE MKT, and NASDAQ. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks from among those in the large-cap growth category at the time of purchase. For purposes of the Fund's investments, "large-cap stocks" are stocks of companies whose market capitalization falls within the range of the Russell 1000® Index at the time of investment. The Russell 1000 Index is an unmanaged, market value weighted index, which measures performance of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000 Index is reconstituted from time to time. The market capitalization range for the Russell 1000 Index was $1.4 billion to $609.4 billion as of September 30, 2016.

Growth stocks are those that the Fund's sub-advisor, Bridgeway Capital Management, Inc. ("Bridgeway Capital") believes have above average prospects for economic growth. Generally, these are stocks represented in the Russell 1000® Growth Index, but may also include stocks of other companies with similar "growth" characteristics whose market capitalizations are within the range of the Russell 1000 Index. The Russell 1000 Growth Index includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Fund's investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, real estate investment trusts ("REITs"), depositary receipts and dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks"). The Fund also may invest in stocks of mid-capitalization companies.

Bridgeway Capital selects stocks within the large-cap growth category using a statistically driven approach. Bridgeway Capital will not necessarily sell a stock if it "migrates" outside the market capitalization range of the Russell 1000 Index after purchase. As a result, due to such "migration" or other market movements, the Fund may have less than 80% of its assets in large-cap stocks at any point in time. Based on statistically driven rules, securities are sold when the reasons for selecting the stock are no longer valid or when necessary to maintain the risk profile of the overall Fund.

Although the Fund seeks investments across a number of sectors, from time to time, based on portfolio positioning to reflect its benchmark index, the Fund may have significant positions in particular sectors.

While the Fund is actively managed for long-term total return on capital, Bridgeway Capital seeks to minimize capital gains distributions as part of a tax management strategy. For example, Bridgeway Capital tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price. A capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

The Fund may also invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation Risk
The sub-advisor's judgments about, and allocations among, asset classes and market exposures may adversely affect the Fund's performance.

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  Such investments may expose the Fund to additional risks.

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Common Stock. The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

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Preferred Stock. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders.

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Convertible Securities. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value.

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REITs. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

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Depositary Receipts. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk
Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date.

2	American Beacon Bridgeway Large Cap Growth - Summary Prospectus

The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Growth Companies Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks may lack the dividend yield that can cushion stock prices in market downturns.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Risk
Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a rate increase on various markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Mid-Capitalization Companies Risk
Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies. These companies may also have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. The securities of these companies may lack sufficient market liquidity, and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Model and Data Risk
Models and data are used to screen potential investments for the Fund. When models or data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used by the sub-advisor are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Redemption Risk
The Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains.

Risk of Programming and Modeling Error
The success of the sub-advisor's investment strategy depends largely on the effectiveness of its quantitative research models and investment programs. The programs may not react as expected to market events resulting in losses for the Fund. Additionally, programs may become outdated or experience malfunctions which may not be identified by the sub-advisor and therefore may also result in losses to the Fund.

Sector Risk
Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Fund Performance

On February 5, 2016, the Fund acquired all the assets and assumed all the liabilities of the Fund's predecessor. The Institutional Class shares of the Fund have adopted the performance history and financial statements of the Fund's predecessor. The chart and the table below show the performance of the Fund's Institutional Class shares, which, prior to February 5, 2016, is the performance of the Fund's predecessor. The Institutional Class shares of the Fund have adopted the performance history and financial statements of the Fund's predecessor. Performance information for A Class, C Class, Y Class and Investor Class shares of the Fund is not provided because these share classes have not been in operation for a full calendar year. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

American Beacon Bridgeway Large Cap Growth - Summary Prospectus	3

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index, which is the Fund's benchmark index and was the benchmark index of the Fund's predecessor.

Calendar year total returns for Institutional Class Shares. Year Ended 12/31
Highest Quarterly Return: 13.96% 2nd Quarter 2009 1/01/2006 through 12/31/2015 Lowest Quarterly Return: -26.49% 3rd Quarter 2008 1/01/2006 through 12/31/2015
The calendar year-to-date total return as of 9/30/2016 was 1.80%*

Average annual total returns for periods ended December 31, 2015
	1 Year	5 Years	10 Years
Institutional Class*
Returns Before Taxes	3.62%	14.25%	7.47%
Returns After Taxes on Distributions	3.50%	14.09%	7.35%
Returns After Taxes on Distributions and Sales of Fund Shares	2.14%	11.46%	6.06%

	1 Year	5 Year	10 Year
Index (Reflects no deduction for fees expenses or taxes)
Russell 1000 Growth Index	5.67%	13.53%	8.53%

*The performance of the Fund's Institutional Class shares prior to February 5, 2016, is that of the Fund's predecessor.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation. After-tax returns are shown only for Institutional Class shares; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

The Fund's investment sub-advisor is Bridgeway Capital Management, Inc.

Portfolio Managers

Bridgeway Capital Management, Inc.	John Montgomery Chief Investment Officer, Portfolio Manager Since Fund Inception (2003)* Michael Whipple Portfolio Manager Since 2005**	Elena Khoziaeva Portfolio Manager Since 2005**

* Predecessor Fund inception date.

** Includes Predecessor Fund.

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

4	American Beacon Bridgeway Large Cap Growth - Summary Prospectus

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

American Beacon Bridgeway Large Cap Growth - Summary Prospectus	5